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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                               ----------------

       Date of Report (Date of earliest event reported): March 8, 2001



                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
            (Exact name of registrant as specified in its charter)


                   Delaware                                 333-43278                                13-3836437
         (State or Other Jurisdiction                      (Commission                            (I.R.S. Employer
              of Incorporation)                            File Number)                         Identification No.)


               245 Park Avenue                                                                         10036
              New York, New York                                                                     (Zip Code)
            (Address of Principal
              Executive Offices)







      Registrant's telephone number, including area code: (212) 272-4095


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

Item 5.  Other Events
         ------------

         Incorporation of Certain Documents by Reference
         -----------------------------------------------

         The consolidated financial statements of Ambac Assurance Corporation. and subsidiaries as of December 31, 1999 and 1998, and for each of the years in the three-year period ended December 31, 1999, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc.,. (which was filed with the Securities and Exchange Commission on March 30, 2000; Commission File Number 1-10777) -- and the unaudited consolidated financial statements of Ambac Assurance Corporation. and subsidiaries as of September 30, 2000 and for the periods ending September 30, 2000 and September 30, 1999 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended September 30, 2000 -- which was filed with the Securities and Exchange Commission on November 13, 2000 and the unaudited interim financial statements and accompanying discussion of Ambac Financial Group, Inc. as of December 31,2000 and for the periods ending December 31, 2000 and December 31, 1999 contained in the press release issued on January 24, 2001, included in the form 8-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on January 24, 2001 -- are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-43278) of the registrant; and (iii) the prospectus supplement, and shall be deemed to be part hereof and thereof.

         Consents
         --------

         In connection with the issuance of the Home Loan-Backed Notes, Series 2001-A (the "Notes"), the registrant is filing herewith the consent to the use of its name and the incorporation by reference of its report in the prospectus supplement relating to the issuance of the Notes. The consent is attached hereto as Exhibit 23.1.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

                 Exhibit No.               Description
                 -----------               ------------

                 23.1                      Consent of KPMG LLP

                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Bear Stearns Asset Backed Securities, Inc.
                             --------------------------------------------
                               As Depositor and on behalf of Bear Stearns
                               Home Loan Owner Trust 2001-A
                               Registrant


                             By: /s/ Matthew E. Perkins
                                 ----------------------------------------
                                 Name:   Matthew E. Perkins
                                 Title:  Managing Director






Dated:  March 8, 2001

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.       Description
-----------       -----------

23.1              Consent of KPMG LLP